UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2010

NORTH STATE BANCORP

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-49898	65-1177289
(Commission File Number)	(IRS Employer ID Number)

6204 Falls of Neuse Road, Raleigh, North Carolina 27609

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 787-9696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) On February 24, 2010, C. Thomas Hendrickson, a member of the Board of Directors of North State Bancorp, notified North State that he was resigning as a member of the Board effective March 1, 2010. His resignation was not related to any disagreement with North State on any matter relating to North State’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTH STATE BANCORP

Date: March 1, 2010

/s/ Larry D. Barbour
Larry D. Barbour
President and Chief Executive Officer

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